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                                     [LOGO]

                     COLLABORATIVE CLINICAL RESEARCH, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


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THIS CERTIFIES THAT                                           CUSIP  194 190 104






IS THE OWNER OF

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        FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

                     COLLABORATIVE CLINICAL RESEARCH, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the express terms and provisions of the Articles of Incorporation of the Corporation filed in the office of the Secretary of State of Ohio. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

    WITNESS the facsimile signatures of its duly authorized officers.

Dated:                                     COLLABORATIVE CLINICAL RESEARCH, INC.






                         Secretary                                     President
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Countersigned and Registered:
               NATIONAL CITY BANK
                 (Cleveland, Ohio)
                           Transfer Agent and Registrar

       By:

                                   Authorized Signature
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                     COLLABORATIVE CLINICAL RESEARCH, INC.

   The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM -- as tenants in common                              UNIF TRANS MIN ACT--___________ Custodian ___________
                                                                                       (Cust)                (Minor)
    TEN ENT -- as tenants by the entireties                                          under Uniform Transfers to Minors
                                                                                     Act ___________
    JT TEN  -- as joint tenants with right of                                              (State)
               survivorship and not as tenants
               in common
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    Additional abbreviations may also be used though not in the above list.

                               ------------------

The Corporation will mail to the holder of record of the shares represented by this certificate (without charge to the holder) within five days after receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and a copy of the express terms, if any, of the other class or classes and series of shares, if any, which the Corporation is authorized to issue.




       For Value Received, ______ hereby sell, assign and transfer unto

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
     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     ______________________________________

     ______________________________________________________________________________________

     ______________________________________________________________________________________

     ______________________________________________________________________________________

     ______________________________________________________________________________________

     _________________________________________________________________________of the Shares
     represented by the within Certificate and do hereby irrevocably constitute and appoint

     _____________________________________________________________________________ Attorney
     to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
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
Dated  _______________ 19  ____


                                 __________________________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                         WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                         OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                 SIGNATURE(S) GUARANTEED

                                 BY_________________________________________________________
                                   The Signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockholders, Savings and Loan Associations
                                   and Credit Unions), with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17A d-15.
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